Debt	12 Months Ended
Dec. 28, 2013
Debt Disclosure [Abstract]
Debt
DEBT
The Company’s debt consisted of the following, including discounts and premiums (in millions):

	December 28, 2013	December 29, 2012
Term loan due 2015	$500	$—
2.50% senior notes due 2016	512	518
3.25% senior notes due 2023	896	—
4.75% senior notes due 2043	696	—
3.75% senior notes due 2014 (redeemed May 2013)	—	699
4.875% senior notes due 2019 (redeemed May 2013)	—	496
2.20% senior notes due 2013 (retired September 2013)	—	454
1.58% Yen-denominated senior notes due 2017	78	95
2.04% Yen-denominated senior notes due 2020	122	149
Yen-denominated credit facilities	62	76
Commercial paper borrowings	714	593
Total debt	3,580	3,080
Less: current debt obligations	62	530
Long-term debt	$3,518	$2,550

Expected future minimum principal payments under the Company’s debt obligations are as follows: $62 million in 2014; $500 million in 2015; $500 million in 2016; $78 million in 2017; $714 million in 2018; and $1,722 million in years thereafter.
Term Loan Due 2015: In June 2013, the Company entered into a 2-year, $500 million unsecured term loan that matures in June 2015, the proceeds of which were used for general corporate purposes including the repayment of outstanding commercial paper borrowings of the Company. These borrowings bear interest at LIBOR plus 0.5%, subject to adjustment in the event of a change in the Company's credit ratings. The Company may make principal payments on the outstanding borrowings any time after June 26, 2014.
Senior Notes Due 2016: On December 1, 2010, the Company issued $500 million principal amount of 5-year, 2.50% unsecured senior notes (2016 Senior Notes) that mature in January 2016. The majority of the net proceeds from the issuance of the 2016 Senior Notes was used for general corporate purposes including the repurchase of the Company’s common stock. Interest payments are required on a semi-annual basis. The 2016 Senior Notes were issued at a discount, yielding an effective interest rate of 2.54% at issuance. The debt discount is being amortized as interest expense through maturity. The Company may redeem the 2016 Senior Notes at any time at the applicable redemption price.
Concurrent with the issuance of the 2016 Senior Notes, the Company entered into a 5-year, $500 million notional amount interest rate swap designated as a fair value hedge of the changes in fair value of the Company’s fixed-rate 2016 Senior Notes. On June 7, 2012, the Company terminated the interest rate swap and received a cash payment of $24 million. The gain from terminating the interest rate swap agreement has been reflected as an increase to the carrying value of the debt and is being amortized as a reduction of interest expense resulting in a net average interest rate of 1.3% that will be recognized over the remaining term of the 2016 Senior Notes.
Senior Notes Due 2023: In April 2013, the Company issued $900 million principal amount of 10-year, 3.25% unsecured senior notes (2023 Senior Notes) that mature in April 2023. Interest payments are required on a semi-annual basis. The 2023 Senior Notes were issued at a discount, yielding an effective interest rate of 3.31% at issuance. The debt discount is being amortized as interest expense through maturity. The Company may redeem the 2023 Senior Notes at any time at the applicable redemption price.
Senior Notes Due 2043: In April 2013, the Company issued $700 million principal amount of 30-year, 4.75% unsecured senior notes (2043 Senior Notes) that mature in April 2043. Interest payments are required on a semi-annual basis. The 2043 Senior Notes were issued at a discount, yielding an effective interest rate of 4.79% at issuance. The debt discount is being amortized as interest expense through maturity. The Company may redeem the 2043 Senior Notes at any time at the applicable redemption price.

In May 2013, the Company used the majority of the proceeds from the issuance of its 2023 Senior Notes and 2043 Senior Notes to redeem both $700 million principal amount of 5-year, 3.75% unsecured senior notes originally due in 2014 (2014 Senior Notes) and $500 million principal amount of 10-year, 4.875% unsecured senior notes originally due in 2019 (2019 Senior Notes). In connection with the redemption of these senior notes, the Company recognized an aggregate $161 million debt retirement charge in the second quarter of 2013 primarily associated with required make-whole redemption payments to noteholders from the senior notes being retired prior to their scheduled maturity as well as the write-off of unamortized debt issuance costs.
Senior Notes Due 2013: On March 10, 2010, the Company issued $450 million principal amount of 3-year, 2.20% unsecured senior notes (2013 Senior Notes) that matured on September 15, 2013, which the Company paid in full utilizing commercial paper borrowings and cash generated from operations.
1.58% Yen-Denominated Senior Notes Due 2017: On April 28, 2010, the Company issued 7-year, 1.58% unsecured senior notes in Japan (1.58% Yen Notes) totaling 8.1 billion Japanese Yen (the equivalent of $78 million at December 28, 2013 and $95 million at December 29, 2012). The principal amount of the 1.58% Yen Notes recorded on the balance sheet fluctuates based on the effects of foreign currency translation. Interest payments are required on a semi-annual basis and the entire principal balance is due on April 28, 2017.
2.04% Yen-Denominated Senior Notes Due 2020: On April 28, 2010, the Company issued 10-year, 2.04% unsecured senior notes in Japan (2.04% Yen Notes) totaling 12.8 billion Japanese Yen (the equivalent of $122 million at December 28, 2013 and $149 million at December 29, 2012). The principal amount of the 2.04% Yen Notes recorded on the balance sheet fluctuates based on the effects of foreign currency translation. Interest payments are required on a semi-annual basis and the entire principal balance is due on April 28, 2020.
Yen–Denominated Credit Facilities: In March 2011, the Company borrowed 6.5 billion Japanese Yen (the equivalent of $62 million at December 28, 2013 and $76 million at December 29, 2012) under uncommitted credit facilities with two commercial Japanese banks that provide for borrowings up to a maximum of 11.25 billion Japanese Yen. The principal amount reflected on the balance sheet fluctuates based on the effects of foreign currency translation. Half of the borrowings bear interest at Yen LIBOR plus 0.25% and mature in March 2014 and the other half of the borrowings bear interest at Yen LIBOR plus 0.275% and mature in June 2014. The maturity dates of each credit facility automatically extend for a one-year period, unless the Company elects to terminate the credit facility.
Other Available Borrowings: In May 2013, the Company entered into a $1.5 billion unsecured committed credit facility (Credit Facility) that it may draw on for general corporate purposes and to support its commercial paper program. The Credit Facility expires in May 2018. Borrowings under the Credit Facility bear interest initially at LIBOR plus 0.8%, subject to adjustment in the event of a change in the Company’s credit ratings. The Credit Facility replaces the Company's previous $1.5 billion credit facility that was scheduled to expire in February 2015. As of December 28, 2013 and December 29, 2012, the Company had no outstanding borrowings under either credit facility.
The Company’s commercial paper program provides for the issuance of short-term, unsecured commercial paper with maturities up to 270 days. As of December 28, 2013 and December 29, 2012, the Company's commercial paper borrowings were $714 million and $593 million, respectively. During 2013, the Company’s weighted average effective interest rate on its commercial paper borrowings was approximately 0.24%. Any future commercial paper borrowings would bear interest at the applicable then-current market rates. The Company classifies all of its commercial paper borrowings as long-term debt, as the Company has the ability to repay any short-term maturity with available cash from its existing long-term, committed Credit Facility.